UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 23, 2008

China Bio-Energy Holdings Group Co., Ltd.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-25413	65-0854589
(Commission File Number)	(IRS Employer Identification No.)

Dongxin Century Square 7th Floor
High-tech Development District
Xi’an, Shaanxi Province, PRC 710043

(Address of principal executive offices and zip code)

+86 29 8268 3920

(Registrant’s telephone number including area code)

(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Attached hereto as Exhibit 99.1 is a copy of a presentation regarding the Registrant’s business which the Registrant is making available at investor presentations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Investor Presentation .

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BIO ENERGY HOLDING GROUP CO., LTD.

By:	/s/ Gao Xincheng
Name:	Gao Xincheng
Title:	Chief Executive Officer

Dated: July 23, 2008